DANA EPIPHANY ESG SMALL CAP EQUITY FUND

a series of Valued Advisers Trust

May 13, 2021

Supplement to the
Prospectus dated February 26, 2021

Effective immediately, the Dana Epiphany ESG Small Cap Equity Fund (the “Fund”) has changed its primary benchmark from the FTSE Russell 2000® Index to the Morningstar US Small Core Index. Access to FTSE Russell 2000® Index data has become cost-prohibitive for the Fund. The composition of the two indexes is substantially similar, and in the opinion of Dana Investment Advisors, Inc., investment adviser to the Fund, the Morningstar US Small Core Index provides an appropriate broad-based market comparison for the Fund.

You should read this Supplement in conjunction with the Prospectus dated February 26, 2021 which provides information that you should know before investing in the Fund and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at (855) 280-9648.